Media: Chrissy Roebuck press@zillow.com Investors: Brad Berning ir@zillowgroup.com Zillow Group Announces Significant Progress on Zillow Offers Inventory Wind- Down and Authorizes $750 Million Share Repurchase Program SEATTLE, Dec. 2, 2021 — Zillow Group, Inc. (NASDAQ: Z and ZG) today announced it has made significant progress in winding down Zillow Offers inventory and has sold, is under contract to sell or has reached agreement on disposition terms for more than 50% of the homes it expected to resell during the entire wind-down process. Zillow Group’s Board of Directors has also authorized the repurchase of up to $750 million of its Class A common stock, Class C capital stock or a combination of both. “We are pleased with the progress of our wind-down efforts and recognize that no longer operating Zillow Offers will allow us to have a more capital-efficient balance sheet and business moving forward,” said Zillow Group co-founder and CEO Rich Barton. “With that, we see today as an opportune time to announce a share repurchase program and reduce the cash balance we built up to support Zillow Offers.” The company announced its plan to wind down Zillow Offers operations and provided outlook for Q4 on Nov. 2, 2021. With the current wind-down progress, the company is updating its Q4 2021 Homes segment revenue outlook to a range of $2.3 billion to $2.9 billion from $1.7 billion to $2.1 billion. “We are pleased with the significant Zillow Offers inventory wind-down progress we’ve made in such a short time,” said Zillow Group CFO Allen Parker. “We will continue to be disciplined in our inventory wind-down strategy and evaluate a variety of options to best optimize net cash flows to the company.” The company continues to expect the net impact of the Zillow Offers wind-down of inventory (including inventory losses), operating costs, and restructuring costs in the aggregate, to be at least cash-flow neutral, including after repaying all Zillow Offers secured debt, which was $2.9 billion as of Sept. 30, 2021. The share repurchase program, which has been approved by Zillow Group’s Board of Directors, allows for repurchases of up to $750 million of the Company’s Class A common stock, Class C capital stock or a combination of both. The timing and actual number of shares repurchased will be determined by management depending on a variety of factors, including stock price, trading volume, market conditions and other general business considerations. Exhibit 99.1

Forward-Looking Statements This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding the future performance and operation of our business and expected wind-down plans of Zillow Offers operations. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “predict,” “will,” “projections,” “continue,” “estimate,” “outlook,” “guidance,” “would,” “could,” or similar expressions constitute forward-looking statements. Forward-looking statements are made based on assumptions as of December 2, 2021, and although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee these results. Other than the update to Q4 Homes segment revenue outlook described in this press release, Zillow Group is not otherwise updating or reaffirming previously issued guidance, which was based on assumptions as of the date of such guidance. Differences in Zillow Group’s actual results from those described in these forward- looking statements may result from actions taken by Zillow Group as well as from risks and uncertainties beyond Zillow Group’s control. Factors that may contribute to such differences include, but are not limited to, disruptions in operations, including in our ability to complete the purchase and disposition of homes currently under contract and in inventory during the wind down of Zillow Offers; disruptions in relationships with customers, suppliers, vendors, broker partners, contractors, employees, lenders and consumers given our decision to wind down Zillow Offers operations; unanticipated developments that may prevent, delay or increase the costs associated with our wind down activities; our access to and the availability of financing on terms acceptable to us to finance the purchase of homes through Zillow Offers during the wind down of Zillow Offers; the impact of the COVID-19 pandemic (including variants) or other public health crises and any associated economic downturn on Zillow Group’s future financial position, operations and financial performance; the magnitude, duration and severity of the COVID-19 pandemic and the availability and widespread distribution and use of effective vaccines; the impact of actions taken by governments, businesses and individuals in response to the COVID-19 pandemic, including changes in laws or regulations that limit our ability to operate; the current and future health and stability of the economy, financial conditions and residential housing market, including any extended slowdown in the real estate markets as a result of the COVID-19 pandemic; changes in laws or regulations applicable to our business, employees, products or services, including current and future laws, regulations and orders that limit Zillow Group’s ability to operate in light of the COVID-19 pandemic; changes in general economic and financial conditions that reduce demand for our products and services, lower our profitability or reduce Zillow Group’s access to credit; actual or anticipated fluctuations in our financial condition and results of operations; changes in projected operational and financial results; addition or loss of significant customers; actual or anticipated changes in Zillow Group’s growth rate relative to that of our competitors; acquisitions, strategic partnerships, joint ventures, capital-raising activities or other corporate transactions or commitments by us or our competitors; actual or anticipated changes in technology, products, markets or services by us or our competitors; ability to obtain or maintain licenses and permits to support Zillow Group’s current and future businesses; ability to comply with MLS rules and requirements to access and use listing data, and to maintain or establish relationships with listings and data providers; ability to operate our Zillow Offers and mortgage origination businesses, including the ability to obtain sufficient financing; fluctuations in the valuation of companies perceived by investors to be comparable to Zillow Group; the impact of natural disasters and other catastrophic events; the impact of pending or future litigation; and the issuance of new or updated research or reports by securities analysts. The foregoing list of risks and uncertainties is illustrative but not exhaustive. For more information about potential factors that could affect Zillow Group’s business and financial results, please review the “Risk Factors” described in Zillow Group’s Annual Report on Form 10-K for the year ended December 31, 2020 as supplemented by Part II, Item 1A (Risk Factors) in Zillow Group’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, and in future quarterly and annual reports. Except as may be required by law, Zillow Group does not intend and undertakes no duty to update this information to reflect future events or circumstances. About Zillow Group, Inc. Zillow Group, Inc. (NASDAQ: Z and ZG) is reimagining real estate to make it easier to unlock life's next chapter. As the most visited real estate website in the United States, Zillow® and its affiliates offer customers an on-demand experience for selling, buying, renting or financing with transparency and ease. Zillow Group's brands, affiliates and subsidiaries include Zillow®, Zillow Offers®, Zillow Premier Agent®, Zillow Home Loans™, Zillow Closing Services™, Zillow Homes, Inc., Trulia®, Out East®, ShowingTime®, Bridge Interactive®, dotloop®, StreetEasy® and HotPads®. Zillow Home Loans, LLC is an Equal Housing Lender, NMLS #10287 (www.nmlsconsumeraccess.org). Please visit http://investors.zillowgroup.com, www.zillowgroup.com/news, and www.twitter.com/zillowgroup, where Zillow Group discloses information about the company, its financial information, and its business that may be deemed material. (ZFIN)